CHINA ORGANIC AGRICULTURE, INC
        UNAUDITED PRO FORMA CONDENSED CONSOLIDATING FINANCIAL INFORMATION
                             Expressed in US dollars

China Organic Agriculture, Inc. (the "Company") entered into a Share Purchase Agreement (the "Agreement") dated as of September 29, 2008, with Peng Huang, Xinbo Huang, and Reilong Group, the shareholders of all of the outstanding capital stock of Dalian Huiming Industry Ltd. ("FTZ") (each, a "Shareholder" and, collectively, the "Shareholders"), The Company had announced its intent to acquire 60% of the outstanding shares of FTZ and has worked with FTZ to complete its due diligence and obtain the necessary governmental consents. Pursuant to the Agreement, in consideration of an aggregate of US$10,600,000, each of the Shareholders will assign to the Company 60% of his or its shares of FTZ, which in the aggregate will represent 60% of the shares then outstanding. To facilitate the acquisition, the 60% of the shares of FTZ to be acquired by the Company were assigned to Princeton International Investment Ltd., a holding company which has engaged in no operations other than ownership of shares of FTZ.

The Company paid RMB 73,569,300 (approximately $10.6 million) in cash in exchange for all of the outstanding capital stock of Princeton, thereby obtaining indirect ownership of 60% of the shares of FTZ. Operational control of Princeton and FTZ was passed to the Company effective September 30, 2008.

The accompanying unaudited pro forma condensed consolidating balance sheet gives effect to the acquisition as if it had been consummated on September 30, 2008. The accompanying unaudited pro forma condensed consolidating statement of income for the period ended September 30, 2008, gives effect to the acquisition as if it had been consummated on January 1, 2008.

There was no significant accounting policy differences or other items which required adjustment in the accompanying unaudited pro forma condensed consolidated financial statements.

The unaudited pro forma condensed consolidated financial statements should be read in conjunction with the historical financial statements of FTZ as well as those of the Company. The unaudited pro forma condensed consolidated financial statements do not purport to be indicative of the financial position or results of operations that would have actually been obtained had such transactions been completed as of the assumed dates and for the periods presented, or which may be obtained in the future. The pro forma adjustments are described in the accompanying notes and are based upon available information and certain assumptions that the Company believes are reasonable.

                CHINA ORGANIC AGRICULTURE, INC. AND SUBSIDIARIES
            UNAUDITED PRO FORMA CONDENSED CONSOLIDATING BALANCE SHEET
                            AS OF SEPTMEBER 30,2008,

                                                                                                                         CNOA (Pro
                                         Dalian Huiming  Princeton HK    CNOA                   Adjustment                 forma)
            Items                           30-Sep-08      30-Sep-08   30-Sep-08       a            b            C       30-Sep-08
Assets                                        In USD        In USD      In USD       In USD       In USD       In USD      In USD
Current Assets
Cash And Cash Equivalents                     3,148,940       4,124    1,562,144                                          4,715,208
Accounts Receivable                           8,806,935               46,080,401                                         54,887,336
Due from related parties                        438,884                                                                     438,884
Inventories                                   5,419,932                        -                                          5,419,932
Acquisition deposits                                                  13,260,561                            (10,642,609)  2,617,952
Consideration receivable                                               8,700,000                                          8,700,000
Other receivables and prepayments                 8,213                2,163,317                                          2,171,530
Other Current Assets                                                           -                                                  -
                                             ------------------------------------                                        ----------
 Total Current Assets                        17,822,904       4,124   71,766,423                                         78,950,842
                                             ------------------------------------                                        ----------
Long-term Investment                                                                                                              -
Goodwill                                                                                                      5,717,521   5,717,521
long-term equity investments                              1,119,024                                          (1,119,024)          -
                                             ------------------------------------                                        ----------
Total Long-term Investment                            -   1,119,024            -                                          5,717,521
                                             ------------------------------------                                        ----------
Fixed Assets
Historical cost of Fixed Assets                   5,792               14,567,052                                         14,572,844
Accumulated depreciation                         (1,731)                (113,692)                                          (115,423)
Net fixed assets                                  4,061           -   14,453,360                                         14,457,421
fixed assets-clean value                          4,061           -   14,453,360                                         14,457,421
Mortgage cost-cost                                    -           -      150,038                                            150,038
Mortgage cost-amortization                            -           -      (4,375)                                            (4,375)
                                             ------------------------------------                                        ----------
Total Fixed Assets                                4,061           -   14,599,023                                         14,603,084
                                             ------------------------------------                                        ----------

                                             ------------------------------------                                        ----------
Total Assets                                 17,826,965   1,123,148   86,365,446                                         99,271,447
                                             ====================================                                        ==========

Liabilities and Shareholder's Equity
Current Liabilities
Mortgages payables- current                           -           -      195,075                                            195,075
Accounts payable and accrued expenses         3,186,291               33,652,592                                         36,838,883
Due to related parties                        4,344,642                3,359,505                                          7,704,147
Notes Payables                                1,173,313                        -                                          1,173,313
Taxes Payable                                   411,542                3,335,751                                          3,747,293
Other payables                                                2,948            -                                              2,948
                                             ------------------------------------                                        ----------
Total Current Liabilities                     9,115,788       2,948   40,542,923                                         49,661,659
                                             ------------------------------------                                        ----------
long-term liabilities
Long-term Loans-Morgtage                              -           -    8,212,858                                          8,212,858
Minority interest                                     -           -            -                  3,283,392               3,283,392
                                             ------------------------------------                                        ----------
Total long-term liabilities                           -           -    8,212,858                                         11,496,250
                                             ------------------------------------                                        ----------

                                             ------------------------------------                                        ----------
Total Liabilities                             9,115,788       2,948   48,755,781                                         61,157,909
                                             ====================================                                        ==========
Shareholder's Equity
Paid in Capital                               1,865,040       1,304    7,648,410    (1,120,328)   (746,016)               7,648,410
Additional paid in capital                            -                  545,932     4,926,392               (4,925,088)    547,236
Statutory reserves                              502,697           -            -                                            502,697
Retained earning                              5,534,780   1,118,901   26,825,570    (3,320,868) (2,213,912)  (1,119,124) 26,825,447
Variance of translation of foreign currency
financial statements                            808,660          (5)   2,589,753      (485,196)   (323,464)               2,589,748
                                             ------------------------------------                                        ----------
Total Shareholder's Equity                    8,711,177   1,120,200   37,609,665                                         38,113,538
                                             ====================================                                        ==========
Total Liabilities and Shareholder's Equity   17,826,965   1,123,148   86,365,446                                         99,271,447
                                             ====================================                                        ==========

                CHINA ORGANIC AGRICULTURE, INC. AND SUBSIDIARIES
         UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME
                     FOR THE PERIOD ENDED SEPTEMBER 30, 2008

                                                                                                                         CNOA (Pro
                                         Dalian Huiming  Princeton HK    CNOA                   Adjustment                 forma)
            Items                           30-Sep-08      30-Sep-08   30-Sep-08       a            b            C       30-Sep-08
                                              In USD        In USD      In USD       In USD       In USD       In USD      In USD
Sales                                         33,884,929               53,913,511                                        87,798,440
Cost of goods sold                           (29,548,411)             (40,946,593)                                      (70,495,004)
                                             -------------------------------------                                      ------------
Gross profit                                   4,336,518          -    12,966,918                                        17,303,436
                                             -------------------------------------                                      ------------
Gain on debt relief                                       1,119,024       432,169               (1,119,024)                 432,169
Other operation income                                 -          -           373                                               373
Other operation expense                                -          -       (35,497)                                          (35,497)
                                             -------------------------------------                                      ------------
Profit from other income                               -  1,119,024       397,045                                           397,045
                                             -------------------------------------                                      ------------
Selling, G&A expenses                           (506,277)              (1,275,716)                                       (1,781,993)
Interest Income                                   25,511                        -                                            25,511
Interest expense                                (136,819)      (123)     (380,422)                                         (517,364)
                                             -------------------------------------                                      ------------
Profit from operation                          3,718,933  1,118,901    11,707,825                                        15,426,635
                                             -------------------------------------                                      ------------
Disposal gain on disposal                                                 934,194                                           934,194
Discontinued operating income                                             934,037                                           934,037
Non-operation expense                            (30,197)                       -                                           (30,197)
                                             -------------------------------------                                      ------------
Profit before income taxes                     3,688,736  1,118,901    13,576,056                                        17,264,669
                                             -------------------------------------                                      ------------
Income tax                                      (922,184)              (3,222,007)                                       (4,144,191)
                                             -------------------------------------                                      ------------
Net income                                     2,766,552  1,118,901    10,354,049                                        13,120,478
                                             =====================================                                      ============

                CHINA ORGANIC AGRICULTURE, INC. AND SUBSIDIARIES
    NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

(a)
                                                                       Dr                        Cr
Paid in Capital                                                        1,120,328
Additional paid in capital                                                                        4,926,392
Retain earning                                                         3,320,868
Variance of translation of foreign currency financial statements         485,196

To recognize the 60% interests in FTZ.

(b)
                                                                       Dr                        Cr
Minority  interest                                                                                3,283,392
Paid in Capital                                                          746,016
Retain earning                                                         2,213,912
Variance of translation of foreign currency financial statements         323,464


To recognize the 40% minority interests of the equity of FTZ.

(c)
                                                                       Dr                        Cr
Acquisition deposits                                                                             10,642,609
Goodwill                                                               5,717,521
long-term equity investments                                                                      1,119,024
Additional paid in capital                                             4,925,088
Gain on debt relief                                                    1,119,024

To recognize the goodwill occurred during the acquisition and eliminate the long term equity investments of Princeton in FTZ.

                CHINA ORGANIC AGRICULTURE, INC. AND SUBSIDIARIES
            UNAUDITED PRO FORMA CONDENSED CONSOLIDATING BALANCE SHEET
                             AS OF DECEMBER 31, 2007

                                                                                                                         CNOA (Pro
                                           Dalian Huiming    CNOA                       Adjustment                         forma)
             Items                           31-Dec-07     31-Dec-07     a           b              C            D        31-Dec-07
Assets                                         In USD       In USD     In USD      In USD         In USD       In USD      In USD
Current Assets
Cash And Cash Equivalents                        34,828    9,697,793                             (9,697,793)                 34,828
Accounts Receivable                           8,608,600    1,924,080                             (1,924,080)              8,608,600
Inventories                                   5,770,841    3,176,034                             (3,176,034)              5,770,841
Trade deposits                                  988,484            -                                                        988,484
Consideration Receivable                                                                          4,133,160               4,133,160

Other receivables and prepayments               389,427      355,010                               (355,010)                389,427
                                             ------------------------                                                    -----------
 Total Current Assets                        15,792,180   15,152,917                                                     19,925,340
                                             ------------------------                                                    -----------
Long-term Investment
Goodwill                                                                                                      5,717,521   5,717,521
long-term equity investments
                                             ------------------------                                                    -----------
Total Long-term Investment                                                                                                5,717,521
                                             ------------------------                                                    -----------
Fixed Assets
Historical cost of Fixed Assets                   2,096    1,720,807                             (1,720,807)                  2,096
Accumulated depreciation                           (992)    (215,024)                               215,024                    (992)
Net fixed assets                                  1,104    1,505,783                                                          1,104
                                             ------------------------                                                    -----------
Total Fixed Assets                                1,104    1,505,783                                                          1,104
                                             ------------------------                                                    -----------

Intangible assets                                     -    3,304,776                             (3,304,776)                      -

                                             ------------------------                                                    -----------
Total Assets                                 15,793,284   19,963,476                                                     25,643,965
                                             ========================                                                    ===========

Liabilities and Shareholder's Equity
Current Liabilities
Accounts payable and accrued expenses         5,017,807      431,388                               (431,388)              5,017,807
Due to related parties                        2,016,196      364,865                               (364,865)              2,016,196
Notes Payables                                1,165,182                                                                   1,165,182
Customer deposits                             1,457,807                                                                   1,457,807
Taxes Payable                                   202,474      114,807                               (114,807)                202,474
Other payables                                  468,814                                                       8,694,905   9,163,719
                                             ------------------------                                                    -----------
Total Current Liabilities                    10,328,280      911,060                                                     19,023,185
                                             ------------------------                                                    -----------

Minority interest                                     -            -                1,984,923                             1,984,923

                                             ------------------------                                                    -----------
Total Liabilities                            10,328,280      911,060                                                     21,008,108
                                             ========================                                                    ===========
Shareholder's Equity
Paid in Capital                               1,865,040      733,704   (1,119,024)   (746,016)                              733,704
Additional paid in capital                            -      420,525    2,977,384                            (2,977,384)    420,525
Statutory reserves                              502,697      824,168                               (824,168)                502,697
Retained earning                              2,768,228   16,471,521   (1,660,937) (1,107,291)  (13,492,590)          -   2,978,931
Variance of translation of foreign currency
financial statements                            329,039      602,498     (197,423)   (131,616)     (602,498)                      -
                                             ------------------------                                                    -----------
Total Shareholder's Equity                    5,465,004   19,052,416                                                      4,635,857
                                             ========================                                                    ===========
Total Liabilities and Shareholder's Equity   15,793,284   19,963,476                                                     25,643,965
                                             ========================                                                    ===========

                CHINA ORGANIC AGRICULTURE, INC. AND SUBSIDIARIES
         UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME
                      FOR THE YEAR ENDED DECEMBER 31, 2007

                                                                                                                        CNOA (Pro
                                           Dalian Huiming    CNOA                       Adjustment                        forma)
             Items                           31-Dec-07     31-Dec-07     a           b              C            D       31-Dec-07
                                               In USD       In USD     In USD      In USD         In USD       In USD     In USD
Sales                                         40,249,147                                                                 40,249,147
Cost of goods sold                           (34,620,384)                                                               (34,620,384)
                                            -------------------------                                                   ------------
Gross profit                                   5,628,763           -                                                      5,628,763
                                            -------------------------                                                   ------------
Selling, G&A expenses                         (1,115,642)                                                                (1,115,642)
Interest Income                                    4,162                                                                      4,162
Interest expense                                (431,015)                                                                  (431,015)
                                            -------------------------                                                   ------------
Profit from operation                          4,086,268           -                                                      4,086,268
                                            -------------------------                                                   ------------
Discontinued operating income                             13,492,590                           (13,492,590)                       -
Non-operation expense                               (450)                                                                      (450)
                                            -------------------------                                                   ------------
Profit before income taxes                     4,085,818  13,492,590                                                      4,085,818
                                            -------------------------                                                   ------------
Income tax                                    (1,348,320)                                                                (1,348,320)
                                            -------------------------                                                   ------------
Net income                                     2,737,498  13,492,590                                                      2,737,498
                                            =========================                                                   ============

                CHINA ORGANIC AGRICULTURE, INC. AND SUBSIDIARIES
    NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
                      FOR THE YEAR ENDED DECEMBER 31, 2007

(a)
                                                                       Dr                        Cr
Paid in Capital                                                         1,119,024
Additional paid in capital                                                                       2,977,384
Retain earning                                                          1,660,937
Variance of translation of foreign currency financial statements          197,423

To recognize the 60% interests in FTZ.

(b)
                                                                       Dr                        Cr
Minority  interest                                                                               1,984,923
Paid in Capital                                                           746,016
Retain earning                                                          1,107,291
Variance of translation of foreign currency financial statements          131,616

To recognize the 40% minority interests of the equity in FTZ.

(c)
                                                                       Dr                        Cr
Cash And Cash Equivalents                                                                        9,697,793
Accounts Receivable                                                                              1,924,080
Inventories                                                                                      3,176,034
Consideration Receivable                                                4,133,160
Other receivables and prepayments                                                                  355,010
Historical cost of Fixed Assets                                                                  1,720,807
Accumulated depreciation                                                  215,024
Intangible Asset                                                                                 3,304,776
Accounts payable and accrued expenses                                     431,388
Due to related parties                                                    364,865
Taxes Payable                                                             114,807
Statutory reserves                                                        824,168
Variance of translation of foreign currency financial statements          602,498
Discontinued operating income                                          13,492,590

To recognize the sales of ErMaPao, the subsidiary of CNOA.

(d)
                                                                       Dr                        Cr
Goodwill                                                                5,717,521
Other payables                                                                                   8,694,905
Additional paid in capital                                              2,977,384

To recognize the goodwill occurred during the acquisition.